[EXECUTION VERSION] [[3597420]] AMENDMENT NO. 1 dated as of June 2, 2016 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 23, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TEAM HEALTH, INC., a Tennessee corporation (the “Borrower”), TEAM HEALTH HOLDINGS, INC., a Delaware corporation (“Holdings”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, each lender from time to time party thereto and CITIGROUP GLOBAL MARKETS INC., as Syndication Agent. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. WHEREAS pursuant to the Credit Agreement, the Lenders and the L/C Issuers have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein; WHEREAS the Borrower intends to incur a new Class of Refinancing Term Loans in an aggregate principal amount equal to $1,312,000,000 (the “New Tranche B Term Loans”) in accordance with Section 2.17 of the Credit Agreement, the proceeds of which will be used to refinance the Tranche B Term Loans outstanding as of the Amendment Effective Date (as defined below) and to pay fees and expenses related to the foregoing; WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein to permit the incurrence of the New Tranche B Term Loans under the Credit Agreement; WHEREAS the Borrower has requested that the financial institutions set forth on Schedule I hereto (the “New Tranche B Term Lenders”) commit to make the New Tranche B Term Loans on the Amendment Effective Date (the commitment of each New Tranche B Term Lender to provide its applicable portion of the New Tranche B Term Loans, as set forth opposite such New Tranche B Term Lender’s name on Schedule I hereto, is such New Tranche B Term Lender’s “New Tranche B Term Commitment”); WHEREAS the New Tranche B Term Lenders are willing to make the New Tranche B Term Loans to the Borrower on the Amendment Effective Date on the terms and subject to the conditions set forth herein; and WHEREAS this Amendment constitutes a Refinancing Amendment, the New Tranche B Term Commitments constitute Refinancing Term Commitments and the New Tranche B Term Loans constitute Refinancing Term Loans and Credit Agreement Refinancing Indebtedness, in each case under the Credit Agreement.

2 [[3597420]] NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows: SECTION 1. New Tranche B Term Loans. (a) Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof and to the provisions of Section 1(c) hereof, each New Tranche B Term Lender agrees, severally and not jointly, to make, on the Amendment Effective Date, a New Tranche B Term Loan to the Borrower in an aggregate principal amount equal to its New Tranche B Term Commitment. The New Tranche B Term Commitment of each New Tranche B Term Lender shall automatically terminate upon the making of the New Tranche B Term Loans on the Amendment Effective Date. The proceeds of the New Tranche B Term Loans shall be used by the Borrower on the Amendment Effective Date solely to repay the principal amount of the Tranche B Term Loans outstanding as of the Amendment Effective Date, together with all accrued but unpaid interest thereon and fees with respect thereto and all fees and expenses of Holdings and the Borrower payable in connection with this Amendment, the New Tranche B Term Commitments and the New Tranche B Term Loans. The transactions contemplated by this Section 1(a) are collectively referred to as the “Amendment Refinancing Transactions”. (b) Immediately upon the consummation of the Amendment Refinancing Transactions, each reference to the terms “Tranche B Term Lender”, “Term Lender” and “Lender” in the Loan Documents shall be deemed to include the New Tranche B Term Lenders. For purposes of clarity, the Maturity Date with respect to the New Tranche B Term Loans shall be the Maturity Date with respect to the Tranche B Term Loans (prior to giving effect to this Amendment). (c) Notwithstanding anything herein to the contrary, (i) each New Tranche B Term Lender holding Tranche B Term Loans immediately prior to the Amendment Effective Date that checks the “Cashless Roll” option on its signature page hereto (each such New Tranche B Term Lender, an “Existing Lender”) shall, in lieu of its requirement to make a New Tranche B Term Loan in accordance with Section 1(a) hereof, be deemed to have made to the Borrower a New Tranche B Term Loan on the Amendment Effective Date in an amount equal to the lesser of (A) the aggregate principal amount of the Tranche B Term Loans held by such Existing Lender immediately prior to the Amendment Effective Date (such Existing Lender’s “Existing Term Loan Amount”) and (B) such Existing Lender’s New Tranche B Term Commitment; provided that if such Existing Lender’s New Tranche B Term Commitment exceeds such Existing Lender’s Existing Term Loan Amount, then such Existing Lender shall be required to make a New Tranche B Term Loan to the Borrower on the Amendment Effective Date in accordance with Section 1(a) hereof in an aggregate principal amount equal to such excess, and (ii) the Borrower shall, in lieu of its obligation to prepay the Tranche B Term Loans of any Existing Lender in accordance with Section 1(a) hereof, be deemed to have prepaid, on the Amendment Effective Date, an amount of the Tranche B Term Loans of each Existing Lender in an aggregate principal amount

3 [[3597420]] equal to the lesser of (A) such Existing Lender’s Existing Term Loan Amount and (B) such Existing Lender’s New Tranche B Term Commitment; provided that (1) if such Existing Lender’s Existing Term Loan Amount exceeds such Existing Lender’s New Tranche B Term Commitment, then the Borrower shall be required to prepay in full, on the Amendment Effective Date in accordance with Section 1(a) hereof, the outstanding principal amount of the Tranche B Term Loans of such Existing Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Lender, on the Amendment Effective Date, all accrued but unpaid interest and fees on the outstanding principal amount of the Tranche B Term Loans of such Existing Lender immediately prior to the Amendment Effective Date. (d) Each Existing Lender party hereto hereby waives any requirement to pay any amounts due and owing to it pursuant to Section 3.05 of the Credit Agreement as a result of the Amendment Refinancing Transactions. SECTION 2. Refinancing Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended as follows: (i) by inserting the following definitions in the appropriate alphabetical order in Section 1.01 of the Credit Agreement: “Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of June 2, 2016. “Amendment No. 1 Effective Date” means the Amendment Effective Date, as such term is defined in Amendment No. 1. “Amendment No. 1 Refinancing Transactions” means the Amendment Refinancing Transactions, as such term is defined in Amendment No. 1. (ii) by replacing in its entirety clause (b) of the definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement with the following: (b) with respect to Tranche B Term Loans (x) that are Eurocurrecy Rate Loans, 3.75% (or, upon and after the consummation of the Amendment No. 1 Refinancing Transactions, 3.00%) and (y) that are Base Rate Loans, 2.75% (or, upon and after the consummation of the Amendment No. 1 Refinancing Transactions, 2.00%). (iii) by replacing in its entirety the definition of the term “Tranche B Term Facility” in Section 1.01 of the Credit Agreement with the following:

4 [[3597420]] “Tranche B Term Facility” means the term loan facility created under this Agreement comprised of the Tranche B Term Loans made pursuant to Section 2.01(a) (or, upon and after the consummation of the Amendment No. 1 Refinancing Transactions, the term loan facility created under Amendment No. 1 comprised of Tranche B Term Loans made pursuant to Section 1 of Amendment No. 1). (iv) by replacing in its entirety the definition of the term “Tranche B Term Loan” in Section 1.01 of the Credit Agreement with the following: “Tranche B Term Loan” means a Loan under the Tranche B Term Facility pursuant to Section 2.01(a) (or, upon and after the consummation of the Amendment No. 1 Refinancing Transactions, a Loan under the Tranche B Term Facility pursuant to Section 1 of Amendment No. 1), Other Tranche B Term Loans and Incremental Tranche B Term Loans. (b) Section 2.07 of the Credit Agreement is hereby amended by replacing paragraph (b) of such Section with the following: (b) Tranche B Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche B Term Lenders (i) on the last Business Day of each March, June, September and December, commencing on March 31, 2016 (or, upon and after the consummation of the Amendment No. 1 Refinancing Transactions, June 30, 2016), an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Tranche B Term Loans outstanding on the Second Restatement Effective Date (or, upon and after the consummation of the Amendment No. 1 Refinancing Transactions, the Amendment No. 1 Effective Date) (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Tranche B Term Loans, the aggregate principal amount of all Tranche B Term Loans outstanding on such date. SECTION 3. Post-Refinancing Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended as follows: (i) by inserting the following definitions in the appropriate alphabetical order in Section 1.01 of the Credit Agreement: “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

5 [[3597420]] “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means (a) any of the member states of the European Union, (b) Iceland, (c) Liechtenstein and (d) Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having authority for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or, for any day that is not a Business Day, for the immediately preceding Business Day); provided, however, that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a Federal funds transaction quoted at 11:00 a.m., New York City time, on such day to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided further, however, that if any of the aforesaid rates shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement. “Overnight Bank Funding Rate” means, for any date, the rate comprised of both overnight federal funds and overnight

6 [[3597420]] Eurodollar borrowings by U.S.-managed banking offices of depositary institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. (ii) by replacing each occurrence of the text “Federal Funds Rate” in the definition of the term “Base Rate” in Section 1.01 of the Credit Agreement with the text “NYFRB Rate”; (iii) by deleting the “or” immediately prior to clause (d)(iii) of the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement and by inserting the following immediately after clause (d)(iii) of that definition: or (iv) become the subject of a Bail-In Action (iv) by replacing in its entirety the definition of the term “Federal Funds Rate” in Section 1.01 of the Credit Agreement with the following: “Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate. (b) Articles II and X of the Credit Agreement are hereby amended by replacing each occurrence of the text “Federal Funds Rate” in Section 2.03(c)(vi), Section 2.03(d)(ii), Section 2.04(c)(iii), Section 2.04(d)(ii), Section 2.12(c)(i), Section 2.12(c)(ii) and Section 10.06 of the Credit Agreement with the text “NYFRB Rate”. (c) Section 2.05(a)(iv) of the Credit Agreement is hereby amended by replacing each occurrence of the text “Second Restatement Effective Date” in such Section with the text “Amendment No. 1 Effective Date”. (d) Article V of the Credit Agreement is hereby amended by adding the following new Section 5.23:

7 [[3597420]] SECTION 5.23. EEA Financial Institution. No Loan Party is an EEA Financial Institution. (e) Section 10.07 of the Credit Agreement is hereby amended by adding the following proviso at the end of paragraph (b)(i)(A) of such Section: ; provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within fifteen Business Days after having received written notice thereof; (f) Article X of the Credit Agreement is hereby amended by adding the following new Section 10.22: SECTION 10.22. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of any EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers actually taken by an EEA Resolution Authority with respect to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; provided that, under no circumstances shall the Borrower receive any shares or other instrument of ownership in such EEA Financial Institution if doing so would reasonably be expected to require the Borrower to obtain any regulatory approval, non-objection or license from any Governmental Authority; or

8 [[3597420]] (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders and the L/C Issuers that: (a) This Amendment has been duly authorized, executed and delivered by an authorized officer of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. (b) The reaffirmation attached to this Amendment as Exhibit A (the “Reaffirmation”) has been duly authorized, executed and delivered by a duly authorized officer of the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. (c) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates. (d) At the time of and immediately after giving effect to this Amendment, no Default shall exist. SECTION 5. Effectiveness. (a) This Amendment (other than the Post-Refinancing Amendments) shall become effective as of the date (the “Amendment Effective Date”): (i) the Administrative Agent shall have received counterparts of (A) this Amendment that, when taken together, bear the signatures of the Borrower, the Administrative Agent and each New Tranche B Term Lender, (B) the Reaffirmation that, when taken together, bear the signatures of the Borrower and each Guarantor and (C)(1) a certificate of good standing with respect to each of the Loan Parties in its jurisdiction of organization to the extent applicable and (2) a closing certificate executed by a Responsible Officer of each of the Loan Parties dated the Amendment Effective Date (x) certifying that there have been no changes since the Second Restatement Effective Date to (i) the certificate of

9 [[3597420]] incorporation or formation (or equivalent thereof), as applicable, of each of the Loan Parties attached as Exhibit B to the Closing Certificates, dated as of November 23, 2015, delivered by the Loan Parties pursuant to the Credit Agreement (the “Initial Closing Certificates”) and (ii) the by-laws (or equivalent thereof), limited partnership agreement or limited liability company agreement, as applicable, of each Loan Party, in each case, as attached as Exhibit C to the Initial Closing Certificates, (y) attaching a true and complete copy of resolutions duly adopted by the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment and/or the Reaffirmation and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect and (z) certifying as to the incumbency and specimen signature of each officer executing this Amendment (or that there has been no change since the Second Restatement Effective Date to the incumbency and specimen signatures included in the Initial Closing Certificates); (ii) the representations and warranties set forth in Section 4 hereof are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates; and (iii) the fees and expenses required to be paid pursuant to Section 9 and pursuant to any other agreement by and among Holdings, the Borrower and the Administrative Agent (or any of its Affiliates) to the extent invoiced at least three Business Days prior to the Amendment Effective Date shall have been paid on or substantially simultaneously with (but in no event later than) the Amendment Effective Date; provided that the Borrower shall have delivered to the Administrative Agent (x) in accordance with Section 2.05(a) of the Credit Agreement, a notice of prepayment with respect to the Tranche B Term Loans outstanding on the Amendment Effective Date and (y) in accordance with Section 2.02 of the Credit Agreement, a Committed Loan Notice with respect to the Borrowing of the New Tranche B Term Loans to be made on the Amendment Effective Date. (b) The Post-Refinancing Amendments shall become effective immediately after the consummation of the Amendment Refinancing Transactions on the Amendment Effective Date. SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms,

10 [[3597420]] conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. None of the Lenders or other Persons identified in connection with this Amendment as a “joint lead arranger”, “joint bookrunner”, “co-manager”, or “syndication agent” shall have any right, power, obligation, liability, responsibility or duty under the Credit Agreement or this Amendment other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to execute this Amendment or in taking or not taking action in connection with the Credit Agreement or this Amendment. SECTION 7. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH NEW TRANCHE B TERM LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH NEW TRANCHE B TERM LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED HERETO. (c) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

11 [[3597420]] SECTION 8. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the New Tranche B Term Lenders. SECTION 9. Expenses. The Borrower hereby agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.04 of the Credit Agreement. SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. [Signature Pages Follow]

iN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above. TEAM HEALTH, NC. a’€ P 7o,esBy: av Jcrnes 2016) Name: David Jones Title: Executive Vice President and Chief financial Officer [Amendment No. 1 Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent Name: Title: [Amendment No. 1 Signature Pagej f(3597420fl

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ABBEY FUNDING ULC By: Name: Mobasharul Islam Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACAS CLO 2015-1, Ltd. By: American Capital CLO Management, LLC, its Collateral Manager By: Name: William Weiss Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACAS CLO IX, Ltd. By: Name: William Weiss Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACAS CLO X, Ltd. By: American Capital CLO Management, LLC, as Collateral Manager By: Name: William Weiss Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACAS CLO 2013-1, Ltd. By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager By: Name: William Weiss Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACAS CLO 2014-2, Ltd. By: American Capital CLO Management, LLC, its Manager By: Name: William Weiss Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACAS CLO 2015-2, Ltd. By: American Capital CLO Management, LLC, its Collateral Manager By: Name: William Weiss Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACAS CLO 2013-2, LTD By: American Capital CLO Management, LLC, its Manager By: Name: William Weiss Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACAS CLO 2014-1, Ltd. By: American Capital CLO Management, LLC, its Manager By: Name: William Weiss Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM Loan Funding XIX LLC, By: Citibank, N.A., By: Name: Cynthia Gonzalvo Title: Associate Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM V, Ltd. By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM VI, Ltd. By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM VII, Ltd. BY: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM VIII, Ltd. BY: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM X, LTD. BY: Apollo Credit Management (CLO), LLC, as its collateral manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM XI, Ltd. By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM XII, Ltd. By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM XIV, LTD. BY: Apollo Credit Management (CLO), LLC, as its collateral manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM XVI, LTD. by Apollo Credit Management (CLO), LLC, as its collateral manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM XVII, Ltd. by Apollo Credit Management (CLO), LLC, as its collateral manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ALM XVIII, LTD. by Apollo Credit Management (CLO), LLC, as its collateral manager By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: APOLLO AF LOAN TRUST 2012 BY: Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager By: Name: Joseph Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Apollo Alternative Credit Absolute Return Fund, L.P. By: Apollo Alternative Credit Absolute Return Management LLC, its Investment Manager By: Name: Joseph D. Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Apollo Credit Funding III Ltd. By: Apollo ST Fund Management LLC, its investment manager By: Name: Joseph Glatt Title: Vice Preisdent By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Apollo CREDIT MASTER FUND LTD. By: Apollo ST Fund Management LLC, as its Collateral Manager By: Name: Joseph Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Apollo Credit Senior Loan Fund, LP BY: Apollo Credit Advisors II, LLC, its general partner By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Apollo Lincoln Fixed Income Fund, L.P. BY: Apollo Lincoln Fixed Income Management, LLC, its investment manager By: Name: Joseph Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Apollo Senior Floating Rate Fund Inc. BY: Account 631203 By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Apollo Tactical Income Fund Inc BY: Account 361722 By: Name: Joe Moroney Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Apollo TR US Broadly Syndicated Loan LLC By: Apollo Total Return Master Fund LP, its Member By: Apollo Total Return Advisors LP, its General Partner By: Apollo Total Return Advisors GP LLC, its General Partner By: Name: Joseph Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: IVY Apollo Multi Asset Income Fund By: Apollo Credit Management, LLC, as its investment sub-adviser By: Name: Joseph D. Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: IVY Apollo Strategic Income Fund By: Apollo Credit Management, LLC, as its investment sub-adviser By: Name: Joseph D. Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Stone Tower Loan Trust 2010 BY: Apollo Fund Management LLC, As its InvestmeInt Manager By: Name: Joseph Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Stone Tower Loan Trust 2011 BY: Apollo Fund Management LLC, As its Investment Advisor By: Name: Joseph Glatt Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES DYNAMIC CREDIT ALLOCATION FUND, INC. BY: Ares Capital Management II, LLC, its Adviser By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares Enhanced Credit Opportunities Fund B, LTD. BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES ENHANCED CREDIT OPPORTUNITIES FUND II LTD. BY: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD. BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares Loan Trust 2011 BY: ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares Multi-Strategy Credit Fund V (H), L.P. BY: Ares MSCF V (H) Management LLC, its Manager By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES STRATEGIC INVESTMENT PARTNERS (L) LTD. BY: ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS ITS MANAGER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES XXIII CLO LTD. BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES XXIV CLO LTD. BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES XXIX CLO LTD. By: Ares CLO Management XXIX, L.P., its Asset Manager By: Ares CLO GP XXIX, LLC, its General Partner By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES XXV CLO LTD. BY: Ares CLO Management XXV, L.P., its Asset Manager By: Ares CLO GP XXV, LLC, its General Partner By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES XXVI CLO LTD. BY: Ares CLO Management XXVI, L.P., its Collateral Manager By: Ares CLO GP XXVI, LLC, its General Partner By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES XXVII CLO LTD. By: Ares CLO Management XXVII, L.P., its Asset Manager By: Ares CLO GP XXVII, LLC, its General Partner By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ARES XXVIII CLO LTD. By: Ares CLO Management XXVIII, L.P., its Asset Manager By: Ares CLO GP XXVIII, LLC, its General Partner By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares XXXI CLO Ltd. By: Ares CLO Management XXXI, L.P., its Portfolio Manager By: Ares Management LLC, its General Partner By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares XXXII CLO Ltd. By: Ares CLO Management XXXII, L.P., its Asset Manager By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares XXXIII CLO Ltd. By: Ares CLO Management XXXIII, L.P., its Asset Manager By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares XXXIV CLO Ltd. By: Ares CLO Management LLC, its collateral manager By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares XXXV CLO Ltd. By: Ares CLO Management LLC, its asset manager By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares XXXVII CLO Ltd. By: Ares CLO Management LLC, its asset manager By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ares XXXVIII CLO Ltd. By: Ares CLO Management II LLC, its asset manager By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ASIP (HOLDCO) IV S.Ã€.R.L. BY: ASIP OPERATING MANAGER IV LLC, ITS INVESTMENT MANAGER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: FUTURE FUND BOARD OF GUARDIANS BY: Ares ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT) BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: RSUI Indemnity Company By: Ares ASIP VII Management, L.P., its Portfolio Manager By: Ares ASIP VII GP, LLC, its General Partner By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Transatlantic Reinsurance Company By: Ares ASIP VII Management, L.P., its Portfolio Manager By: Ares ASIP VII GP, LLC, its General Partner By: Name: Seth Brufsky Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ASF1 Loan Funding LLC By: Citibank, N.A., By: Name: Lauri Pool Title: Associate Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BEACH POINT LOAN MASTER FUND, L.P. By: Beach Point Capital Management LP Its Investment Manager By Name: Carl Goldsmith Title: Co-Chief Investment Officer By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: √ Cashless Roll Option

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BEACH POINT SCF LOAN LP By: Beach Point Capital Management LP Its Investment Manager By Name: Carl Goldsmith Title: Co-Chief Investment Officer By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: √ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Benefit Street Partners CLO I, Ltd. By: Name: Todd Marsh Title: Authorized Signer By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Benefit Street Partners CLO II, Ltd. By: Name: Todd Marsh Title: Authorized Signer By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Benefit Street Partners CLO III, Ltd. By: Name: Todd Marsh Title: Authorized Signer By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Benefit Street Partners CLO IV, Ltd. By: Name: Todd Marsh Title: Authorized Signer By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Benefit Street Partners CLO V, Ltd. By: Name: Todd Marsh Title: Authorized Signer By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Benefit Street Partners CLO VI, Ltd. By: Name: Todd Marsh Title: Authorized Signer By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Benefit Street Partners CLO VIII, Ltd. By: Name: Todd Marsh Title: Authorized Signer By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Bighorn River Trading, LLC By: SunTrust Bank, as manager By: Name: Karen Weich Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Black Diamond CLO 2013-1 Ltd. By: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager By: Name: Stephen H. Deckoff Title: Managing Principal By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Black Diamond CLO 2014-1 Ltd. By: Black Diamond CLO 2014-1 Adviser, L.L.C. As its Collateral Manager By: Name: Stephen H. Deckoff Title: Managing Principal By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Multi-Asset Income Portfolio of BlackRock Funds II By: BlackRock Advisors, LLC, its Investment Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Secured Credit Portfolio of BlackRock Funds II By: BlackRock Advisors, LLC, its Investment Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite VIII, Limited BY: BlackRock Financial Management Inc., Its Collateral Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite XIV, Limited By: BlackRock Financial Management, Inc., its Collateral Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite XV, Limited By: BlackRock Financial Management, Inc., as Investment Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite XVI, Limited By: BlackRock Financial Management, Inc., as Portfolio Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite XVII, Limited By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Permanens Capital Floating Rate Fund LP BY: BlackRock Financial Management Inc., Its Sub-Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: 55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust By: BlackRock Financial Management Inc., Its Investment Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ABR Reinsurance LTD. By: BlackRock Financial Management, Inc., its Investment Manager By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ace European Group Limited BY: BlackRock Financial Management, Inc., its Sub-Advisor By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACE Property & Casualty Insurance Company BY: BlackRock Financial Management, Inc., its Investment Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Debt Strategies Fund, Inc. BY: BlackRock Financial Management, Inc., its Sub-Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Defined Opportunity Credit Trust BY: BlackRock Financial Management Inc., its Sub-Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Floating Rate Income Strategies Fund, Inc. BY: BlackRock Financial Management, Inc., its Sub-Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Floating Rate Income Trust By: BlackRock Advisors, LLC, its Investment Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Funds II, BlackRock Floating Rate Income Portfolio By: BlackRock Advisors, LLC, its Investment Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Global Investment Series: Income Strategies Portfolio BY: BlackRock Financial Management, Inc., its Sub-Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Limited Duration Income Trust BY: BlackRock Financial Management, Inc., its Sub-Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlackRock Senior Floating Rate Portfolio By: BlackRock Investment Management, LLC, its Investment Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Consumer Program Administrators, Inc By: BlackRock Financial Management, Inc. its Investment Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Fixed Income Opportunities Nero, LLC By: BlackRock Financial Management Inc., Its Investment Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Houston Casualty Company BY: BlackRock Investment Management, LLC, its Investment Manager By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ironshore Inc. BY: BlackRock Financial Management, Inc., its Investment Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: JPMBI re Blackrock Bankloan Fund BY: BlackRock Financial Management Inc., as Sub-Advisor By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite IX, Limited BY: BlackRock Financial Management, Inc., its Collateral Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite VI, Limited BY: BlackRock Financial Management, Inc., its Collateral Manager By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite VII, Limited BY: BlackRock Financial Management Inc., Its Collateral Manager By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite XI, Limited BY: BlackRock Financial Management, Inc., as Portfolio Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Magnetite XII, LTD. BY: BlackRock Financial Management, Inc., its Collateral Manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: U.S. Specialty Insurance Company BY: BlackRock Investment Management, LLC, its Investment Manager By: Name: Rob Jacobi Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: UnitedHealthcare Insurance Company By: BlackRock Financial Management Inc.; its investment manager By: Name: Rob Jacobi Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2012-1 Ltd BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2012-2 Ltd BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Bluemountain CLO 2013-4 Ltd. BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2014-1 Ltd By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2014-2 Ltd By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2014-3 Ltd. By: BlueMountain Capital Management, LLC By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2014-4 Ltd BY: BlueMountain Capital Management By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2015-3 Ltd By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2015-4, Ltd. By: BlueMountain Capital Management, LLC By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BlueMountain CLO 2016-1, Ltd. BlueMountain Capital Management, LLC By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☐ Cashless Roll Option X

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Carlyle Global Market Strategies CLO 2014-1, Ltd. By: Name: Linda Pace Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Carlyle Global Market Strategies CLO 2014-3, Ltd. By: Name: Linda Pace Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Carlyle Global Market Strategies CLO 2015-3, Ltd. By: Name: Linda Pace Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Carlyle Global Market Strategies CLO 2015-4, Ltd. By: Name: Linda Pace Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Carlyle Global Market Strategies CLO 2015-5, Ltd. By: Name: Linda Pace Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2012-I, Ltd. BY: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2012-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2012-III, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2013-I, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2013-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2013-III, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2013-IV, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2014, Ltd. By: CIFC Asset Management LLC, its Portfolio Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2014-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2014-III, Ltd. BY: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2014-IV, Ltd BY: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2014-V, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2015-I, Ltd. BY: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2015-II, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2015-III, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2015-IV, Ltd. By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Funding 2015-V, Ltd By: CIFC Asset Management LLC, its Collateral Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CIFC Senior Secured Corporate Loan Master Fund Ltd. By: CIFC Asset Management LLC, its Adviser By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Local 338 Retirement Fund BY: CIFC Asset Management LLC, its Investment Manager By: Name: Robert Ranocchia Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Citi Loan Funding GT 12 LLC By: Citibank, N.A., By: Name: Jennifer Guinn Title: Associate Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Citi Loan Funding ICG US CLO 2016-1 LLC, By: Citibank, N.A., By: Name: Cynthia Gonzalvo Title: Associate Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ameriprise Certificate Company By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 16, L.P. BY: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 17 Limited BY: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 18 Limited BY: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 19 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 20 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 21 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 22 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 23 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Cent CLO 24 Limited By: Columbia Management Investment Advisers, LLC As Collateral Manager By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: RiverSource Life Insurance Company By: Name: Steven B. Staver Title: Assistant Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

NEW TRANCHE B TERM LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT

Name of Institution:

Deutsche Bank AG New York Branch

By Andrew MacDonald
Name: **Andrew MacDonald**
Title: **Assistant Vice President**

By
Name: **Hoi Yeun Chin**
Title: **Assistant Vice President**

Check the following box to elect "Cashless Roll" treatment of the signing institution's existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1:

X Cashless Roll Option

[[35597420]]

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Elysium Limited By Name: Pavel Antonov Title: Attorney In Fact By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: X Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Federated Bank Loan Core Fund By: Name: Steven Wagner Title: VP-Sr Analyst/Portfolio Manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: First Trust Senior Floating Rate Income Fund II By: First Trust Advisors L.P., its investment manager By: Name: Ryan Kommers Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: First Trust Senior Loan ETF (CAD-Hedged) BY: First Trust Advisors L.P. By: Name: Ryan Kommers Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: First Trust Senior Loan Fund BY: First Trust Advisors L.P., its Investment Advisor By: Name: Ryan Kommers Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: First Trust Short Duration High Income Fund BY: First Trust Advisors L.P., its investment manager By: Name: Ryan Kommers Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: First Trust Short Duration High Yield Bond ETF (CAD-Hedged) BY: First Trust Advisors L.P. By: Name: Ryan Kommers Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: First Trust Tactical High Yield ETF By: First Trust Advisors L.P., its Investment Advisor By: Name: Ryan Kommers Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: City of New York Group Trust BY: GoldenTree Asset Management, L.P. By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: GoldenTree 2004 Trust BY: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: GoldenTree Loan Opportunities IX, Limited By: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: GoldenTree Loan Opportunities VII, Ltd BY: GoldenTree Asset Management, L.P. By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: GoldenTree Loan Opportunities VIII, Limited By: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: GOLDENTREE LOAN OPPORTUNITIES X, LIMITED By: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED By: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: GT Loan Financing I, Ltd. By: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Health Net of California, Inc. BY: GoldenTree Asset Management, L.P. By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Stellar Performer Global Series: Series G - Global Credit BY: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Swiss Capital Pro Loan III Plc By: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: The University of Chicago BY: GoldenTree Asset Management, L.P. By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: The Western and Southern Life Insurance Company By: GoldenTree Asset Management, LP By: Name: Karen Weber Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST By: Name: Jamie Donsky Title: Senior Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Highbridge Loan Management 3-2014 Ltd. By: Highbridge Principal Strategies LLC, its Investment Manager By: Name: Jamie Donsky Title: Senior Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Highbridge Loan Management 4-2014, Ltd. By: Highbridge Principal Strategies, LLC, Its Investment Manager By: Name: Jamie Donsky Title: Senior Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Highbridge Loan Management 7-2015, Ltd. By: Highbridge Principal Strategies LLC, its Collateral Manager By: Name: Jamie Donsky Title: Senior Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

NEW TRANCHE B TERM LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT

Name of Institution:

Highbridge Loan Management 8-2016, Ltd.
By: HPS Investment Partners, LLC
Its Investment Manager

By: [signature]
Name: Jamie Donsky
Title: Senior Vice President

By:
Name:
Title:

Check the following box to elect "Cashless Roll" treatment of the signing institution's existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1:

☑ Cashless Roll Option

[[35597420]]

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Renaissance Trust 2009 By: Highbridge Principal Strategies LLC, its Sub- Investment Manager By: Name: Jamie Donsky Title: Senior Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: HPS – GIM Credit Master Lux S.Ã r.l. By: Highbridge Principal Strategies, LLC as Investment Manager By: Name: Serge Adam Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ICG US CLO 2014-1, Ltd. By: Name: Seth Katzenstein Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ICG US CLO 2014-2 Ltd By: Name: Seth Katzenstein Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ICG US CLO 2014-3, Ltd. By: Name: Seth Katzenstein Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ICG US CLO 2015-1, Ltd By: Name: Seth Katzenstein Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ICG US CLO 2015-2, Ltd. By: Name: Seth Katzenstein Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Kingsland VII By: Kingsland Capital Management, LLC as Manager By: Name: Katherine Kim Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: BCBSM, Inc. BY: KKR Its Collateral Manager By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Geveran Investments Limited By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: HMO Minnesota BY: KKR Its Collateral Manager By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: HYFI Aquamarine Loan Fund By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: KKR CLO 10 LTD. By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: KKR CLO 11 LTD. By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: KKR CLO 12 LTD. By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: KKR CLO 13 Ltd. By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: KKR CLO 9 LTD. By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: KKR FINANCIAL CLO 2013-2, LTD. By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Maryland State Retirement and Pension System By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Oregon Public Employees Retirement Fund By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Shell Pension Trust BY: Logan Circle Partners, LP as Investment Manager By: Name: Hume Najdawi Title: Associate By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg (LP-BL-VBL) By: Logan Circle Partners, LP as Investment Manager By: Name: Hume Najdawi Title: Associate By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Lord Abbett Bank Loan Trust By: Lord Abbett & Co LLC, As Investment Manager By: Name: Jeffrey Lapin Title: Portfolio Manager, Taxable Fixed Income By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund By: Lord Abbett & Co LLC, As Investment Manager By: Name: Jeffrey Lapin Title: Portfolio Manager, Taxable Fixed Income By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: National Electrical Benefit Fund By: Lord Abbett & Co LLC, As Investment Manager By: Name: Jeffrey Lapin Title: Portfolio Manager, Taxable Fixed Income By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

NEW TRANCHE B TERM LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT

Name of Institution: Mackenzie Investments

By: ____________________
Name: Felix Wong
Title: VP, Investments

By: ____________________
Name: Hovig Moushian
Title: SVP, Investments

Check the following box to elect "Cashless Roll" treatment of the signing institution's existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1:

☑ Cashless Roll Option

Lender	
IG Mackenzie Floating Rate Income Fund	128,800.00
Symmetry Canadian Bond Fund - 3864SLF	55,200.00
Mackenzie Strategic Income Fund	184,000.00
IG Mackenzie Strategic Income Fund	46,000.00
Mackenzie Floating Rate Income Fund	368,000.00
Mackenzie Unconstrained Fixed Income Fund	138,000.00
Mackenzie Floating Rate Income ETF	80,000.00
Total	1,000,000.00

[[35597420]]

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regatta II Funding LP By: Napier Park Global Capital (US) LP Attorney-in-fact By: Name: Melanie Hanlon Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regatta III Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact By: Name: Melanie Hanlon Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regatta IV Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact By: Name: Melanie Hanlon Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regatta V Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact By: Name: Melanie Hanlon Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regatta VI Funding Ltd By: Regatta Loan Management LLC its Collateral Manager By: Name: Hanlon, Melanie Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Maryland State Retirement and Pension System By: Neuberger Berman Investment Advisers LLC as collateral manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: NB Global Floating Rate Income Fund Limited By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman - Floating Rate Income Fund By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman CLO XIV, Ltd. By Neuberger Berman Investment Advisers LLC as collateral manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman CLO XIX, Ltd By: Neuberger Berman Investment Advisers LLC, as Manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman CLO XV, Ltd. BY: Neuberger Berman Investment Advisers LLC as collateral manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman CLO XVI, Ltd. By Neuberger Berman Investment Advisers LLC as collateral manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman CLO XVII, Ltd. By Neuberger Berman Investment Advisers LLC as collateral manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman CLO XVIII, Ltd. By Neuberger Berman Investment Advisers LLC as collateral manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman CLO XX Ltd. By: Neuberger Berman Investment Advisers LLC, as Collateral Manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman CLO XXI, LTD By: Neuberger Berman Investment Advisers LLC as its Collateral Manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman Investment Funds II Plc By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman Investment Funds II PLCÂ â€ Neuberger Berman US/European Senior Floating Rate Income Fund By: Neuberger Berman Investment Advisers LLC, as Manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Neuberger Berman Senior Floating Rate Income Fund LLC By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: NF Loan Trust 2016 Neuberger Berman Investment Advisers LLC As Investment Manager By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust By: Name: Colin Donlan Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dunham Floating Rate Bond Fund By: Name: Kyle Jennings Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Newfleet Multi-Sector Income ETF By: Name: Kyle Jennings Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: SunAmerica Income Funds - SunAmerica Flexible Credit Fund By: Name: Kyle Jennings Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Virtus GF Multi-Sector Short Duration Bond Fund By: Name: Kyle Jennings Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Virtus Multi-Sector Short Term Bond Fund By: Name: Kyle Jennings Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Virtus Senior Floating Rate Fund By: Name: Kyle Jennings Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Newfleet CLO 2016-1, Ltd. By: Name: Jennings, Kyle Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Hull Street CLO, Ltd. By: Name: Scott D'Orsi Title: Portfolio Manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Staniford Street CLO, Ltd. By: Name: Scott D'Orsi Title: Portfolio Manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: AVAW BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of AVAW Represented by: Oak Hill Advisors, L.P. As Fund Manager By: Name: Glenn August Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: OHA Credit Partners XI, LTD. By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager By: Name: Glenn August Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: OHA S.C.A., SICAV-SIF represented by OHA Management (Luxembourg) S.Ã r.l., in its capacity of General Partner By: Name: Glenn August Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: UNISUPER By: Oak Hill Advisors, L.P. as its Manager By: Name: Glenn August Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity) BY: Octagon Credit Investors, LLC, as Portfolio Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Paul Credit Fund Series I, Ltd. BY: Octagon Credit Investors, LLC as Portfolio Manager By: Name: Margaret Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Senior Secured Credit Master Fund Ltd. BY: Octagon Credit Investors, LLC as Investment Manager By: Name: Margaret Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Delaware Trust 2011 BY: Octagon Credit Investors, LLC as Portfolio Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners 24, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners 25, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners 26, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners XIV, Ltd. BY: Octagon Credit Investors, LLC as Collateral Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners XIX, Ltd. By: Octagon Credit Investors, LLC as collateral manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners XVIII, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners XX, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners XXI, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners XXII, Ltd By: Octagon Credit Investors, LLC as Collateral Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Investment Partners XXIII, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Loan Funding, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity) BY: Octagon Credit Investors, LLC as Portfolio Manager By: Name: Margaret Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Octagon Loan Trust 2010 BY: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010 By: Name: Margaret Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ohio Police and Fire Pension Fund BY: PENN Capital Management Company, Inc., as its Investment Advisor By: Name: Christopher Skorton Title: Business Operations Associate By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Penn Institutional Loan Common Master Fund, LP BY: PENN Capital as its Investment Advisor By: Name: Christopher Skorton Title: Business Operations Associate By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden XXIV Senior Loan Fund By: PGIM, Inc., as Collateral Manager By Name: iZlj PA’A Title: \‘C€ PEDtJ By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option [[3559742011

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden XXV Senior Loan Fund By: PGIM, Inc., as Collateral Manager By Name: Title: icce psjcYt By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option [[35597420]]

NEW TRANCHE B TERM LENDERS By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden XXVI Senior Loan Fund By: PGIM, Inc., as Collateral Manager By Name: fC NA Title: jce -ccyr f[35597420J]

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden XXVIII Senior Loan Fund By: PGIM, Inc., as Collateral Manager By — Name: PfC Title: ‘.z cc By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option [[35597420]]

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 30 Senior Loan Fund By: PGIM, Inc., as Collateral Manager Title: PQS JV By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option 3559742O]

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 31 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By Name: Title: ‘..j c By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option [135597420]]

NEW TRANCHE B TERM LENDERS By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 33 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By ____ _ Name: EP%F\ cNcc Title: U [[3559742011

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 34 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By Name: 4’Q€’ Title: ce c?is.cxE’JV By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option [[35597420]]

NEW TRANCHE B TERM LENDERS By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS 1NC., AS SYNDICATION AGENT Name of Institution: Dryden 36 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By Name: P(C Title: O\5 [[35597420]]

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 37 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By Name: ?(c?P Title: \Jj c EScNt Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: dCashless Roll Option By I [35597420]]

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 38 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By ____ _ Name: Title: \4 ‘c By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option fl35597420jj

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 40 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By ___ Name: f:g Y Title: J(( By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option [[35597420]]

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 41 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By By Name: Title: ‘B(.e cs\Ir Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: V”Cashless Roll Option [3559742O1

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 42 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager By Name: tiM Title: C t\iT By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option [[3559742011

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Dryden 45 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager By Name: Rc Title: ‘Jkc ESE3 By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option L[3559742011

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund By: PGIM, Inc., as Investment Advisor By Name: \Qc P3 Title: By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option 11355974201]

NEW TRANCHE B TERM LENDERS By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: JCashless Roll Option SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS iNC., AS SYNDICATION AGENT Name of Institution: Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust By: PGIM, Inc., as Investment Advisor By Name: pi;aE pcD Title: PQESôE5V [[35597420]]

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Pramerica Global Loan Opportunities Limited By: PGIM, Inc., as Investment Manager By Name: jj Title: PcSU By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option 1135597420]]

NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Pramerica Loan Opportunities Limited By: PGIM, Inc., as Investment Manager Name: Qà Title: By Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option [[35597420]]

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Aware Integrated, Inc. By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Blue Cross Blue Shield of Minnesota By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Employees’ Retirement System of the State of Rhode Island By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: First American Title Insurance Company By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M) By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: PIMCO Funds Ireland plc: PIMCO Senior Loan Fund By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: PIMCO Funds: PIMCO Senior Floating Rate Fund By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regence Bluecross Blueshield of Oregon By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regence Bluecross Blueshield of Utah By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regence Blueshield By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Regence Blueshield of Idaho By: Pacific Investment Management Company LLC, as its Investment Advisor By: Name: Arthur Y.D. Ong Title: Executive Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Advocate Health Care Network BY: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: American International Group, Inc. Retirement Plan Master Trust, Trust for Defined Benefit By: PineBridge Investments LLC As Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Arch Investment Holdings III Ltd. BY: PineBridge Investments LLC As Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CSAA Insurance Exchange BY: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Fire and Police Pension Fund, San Antonio BY: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XIV CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XIX CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XV CLO, Ltd. By: PineBridge Investments LLC As Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XVI CLO, Ltd. By: Pinebridge Investments LLC As Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XVII CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XVIII CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XX CLO, Ltd. BY: PineBridge Investments LLC, as Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XXI CLO, Ltd. By: PineBridge Investment LLC Its Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Galaxy XXII CLO, Ltd By: PineBridge Investments LLC as Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Lancashire Insurance Company Limited By: PineBridge Investments Europe Limited As Collateral Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: PBI Stable Loan Fund a series trust of MYL Investment Trust BY: PineBridge Investments LLC As Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Pinebridge Global Dynamic Asset Allocation Fund By: Pinebridge Investments LLC As Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Pinebridge SARL By: PineBridge Investments LLC As Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: PineBridge Senior Secured Loan Fund Ltd. BY: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Pinnacol Assurance BY: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: RLI INSURANCE COMPANY BY: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: South Carolina Retirement Systems Group Trust By: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund By: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Transamerica Unconstrained Bond By: PineBridge Investments LLC as Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: VALIDUS REINSURANCE LTD BY: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Western World Insurance Company By: PineBridge Investments LLC Its Investment Manager By: Name: Steven Oh Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ascension Alpha Fund, LLC By: Pioneer Institutional Asset Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Ascension Health Master Pension Trust By: Pioneer Institutional Asset Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Pioneer Floating Rate Fund By: Pioneer Investment Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: PLUTUS LOAN FUNDING LLC By: Citibank, N.A., By: Name: Jennifer Guinn Title: Associate Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Saranac CLO I Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser By: Name: Andrew Heller Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Saranac CLO II Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser By: Name: Andrew Heller Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Saranac CLO III Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser By: Name: Andrew Heller Title: Authorized Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: SOUND HARBOR LOAN FUNDS 2014-1 By Landmark Funds LLC, as Manager By: _________________________________ Name: Thomas E. Bancroft Title: Portfolio Manager Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: X Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Sound Point CLO V, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager By: Name: Misha Shah Title: CLO Operations Associate By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Sound Point CLO X, Ltd. By: Sound Point Capital Management, LP as Collateral Manager By: Name: Misha Shah Title: CLO Operations Associate By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: John Hancock Funds II Short Duration Credit Opportunities Fund By: Name: Adam Shapiro Title: General Counsel By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund By: Name: Adam Shapiro Title: General Counsel By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio By: Name: Adam Shapiro Title: General Counsel By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Stone Harbor Leveraged Loan Fund LLC By: Name: Adam Shapiro Title: General Counsel By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: SUSSEX INSURANCE COMPANY By Landmark Funds LLC, as Manager By: _________________________________ Name: Thomas E. Bancroft Title: Portfolio Manager Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: X Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Menard, Inc. By: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Municipal Employees' Annuity and Benefit Fund of Chicago BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Nuveen Symphony Floating Rate Income Fund BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB By: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: SSF-1 LLC BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Symphony CLO X, Ltd BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Symphony CLO XI, Limited Partnership BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Symphony CLO XII, Ltd By: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Symphony CLO XIV, Ltd By: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Symphony CLO XV, Ltd BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Symphony CLO XVI, LTD By: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Symphony Corporate Arbitrage and Relative Value Fund, L.P. By: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Symphony Senior Loan Master Fund Ltd BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: ACE American Insurance Company BY: T. Rowe Price Associates, Inc. as investment advisor By: Name: Brian Burns Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: John Hancock Funds II - Spectrum Income Fund BY: T. Rowe Price Associates, Inc. as investment sub-advisor By: Name: Brian Burns Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: T. Rowe Price Floating Rate Fund, Inc. By: Name: Brian Burns Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: T. Rowe Price Floating Rate Multi-Sector Account Portfolio By: Name: Brian Burns Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: T. Rowe Price Funds Series II SICAV - Credit Opportunities By: Name: Brian Burns Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: T. Rowe Price Institutional Floating Rate Fund By: Name: Brian Burns Title: Vice President By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: TRALEE CLO III, LTD. By: Par-Four Investment Management, LLC As Collateral Manager By: Name: Dennis Gorczyca Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: VENTURE XV CLO, Limited By: its investment advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: VENTURE XVI CLO, Limited By: its investment advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Venture XVIII CLO, Limited By: its investment advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: VENTURE XIX CLO, Limited By: its investment advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: VENTURE XX CLO, Limited By: its investment advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Venture XXI CLO, Limited By: its investment advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: VENTURE XII CLO, Limited BY: its investment advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: VENTURE XIII CLO, Limited BY: its Investment Advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: VENTURE XIV CLO, Limited By: its investment advisor MJX Asset Management LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Venture XVII CLO Limited BY: its investment advisor, MJX Asset Management, LLC By: Name: Simon Yuan Title: Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Vibrant CLO IV, Ltd. By: DFG Investment Advisers, Inc., as Collateral Manager By: Name: Roberta Goss Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Virtus Low Duration Income Fund By: Name: Kyle Jennings Title: Managing Director By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Wellfleet CLO 2015-1, Ltd. By: Wellfleet Credit Partners, LLC as Collateral Manager By Name: Scott McKay Title:Portfolio Manager Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Wellfleet CLO 2016-1, Ltd. By: Wellfleet Credit Partners, LLC as Collateral Manager By Name: Scott McKay Title:Portfolio Manager Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: City of New York Group Trust By: Name: Alexander Argueta Title: Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: CSAA Insurance Exchange By: Name: Alexander Argueta Title: Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC by: Wells Capital Management, as Investment Advisor By: Name: Alexander Argueta Title: Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Wells Fargo Multi-Sector Income Fund by: Wells Capital Management, as Investment Advisor By: Name: Alexander Argueta Title: Signatory By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Allegheny Technologies Incorporated Master Pension Trust BY: Western Asset Management Company as Investment Manager and Agent By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: John Hancock Fund II Floating Rate Income Fund BY: Western Asset Management Company as Investment Manager and Agent By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Legg Mason Western Asset Senior Loans Fund BY: Western Asset Management Company as Investment Manager and Agent By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: LMP Corporate Loan Fund, Inc. BY: Western Asset Management Company as Investment Manager and Agent By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Mountain Hawk II CLO, LTD. By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Mountain Hawk III CLO, Ltd. By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: MultiMix Wholesale Diversified Fixed Interest Trust BY: Western Asset Management Company as Investment Manager and Agent By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Western Asset Bank Loan (Multi-Currency) Master Fund BY: Western Asset Management Company as Investment Manager and Agent By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Western Asset Bank Loan (Offshore) Fund By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Western Asset Floating Rate High Income Fund, LLC BY: Western Asset Management Company as Investment Manager and Agent By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

[[35597420]] NEW TRANCHE B TERM LENDERS SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2015, AMONG TEAM HEALTH, INC., TEAM HEALTH HOLDINGS, INC., JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT Name of Institution: Western Asset U.S. Bank Loan (Offshore) Fund By: Name: Ben Kattan Title: Security Operations Specialist By: Name: Title: Check the following box to elect “Cashless Roll” treatment of the signing institution’s existing Tranche B Term Loans (if any) under Section 1(c) of Amendment No. 1: ☑ Cashless Roll Option

SCHEDULE I [[3597420]] New Tranche B Term Lenders [On file with the Administrative Agent]

EXHIBIT A [[3597420]] Reaffirmation Each of the undersigned Guarantors hereby consents to the Amendment No. 1 to which this Exhibit A is attached (the “Amendment”) and the transactions contemplated thereby (capitalized terms used in this Reaffirmation but not otherwise defined shall have the meanings assigned to such terms in the Amendment or in the Credit Agreement referred to therein). The Borrower and each of the undersigned Guarantors further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations of the Borrower, including, without limitation, the Tranche A Term Loans, the Revolving Credit Loans and the New Tranche B Term Loans and (b) agrees that, notwithstanding the effectiveness of the Amendment and the transactions contemplated thereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof. [Signature pages follow]

TEAM HEALTH, NC. BY244. David P Jones (M 3 2016) Name: David Jones Title: Executive Vice President and Chief financial Officer TEAM HEALTH HOLDINGS, INC. By P Dasid P Jones )M’3, 2016) Name: David Jones Title: Executive Vice President and Chief Financial Officer TEAM FINANCE LLC HEALTH FINANCE CORPORATION AMERITEAM SERVICES, LLC David P Jones (M3, 2016) Name: David Jones Title: Chief Financial Officer [Signature Page to Reaffirmation]

3070 NIAGARA FALLS BOULEVARD HOLDINGS, LLC 6726 TRANSIT ROAD HOLDiNGS, LLC ACCESS NURSE PM, LLC ADENA EMERGENCY PHYSICIANS, LLC AFTER HOURS PEDIATRICS, INC. AMERICAN CLINICAL RESOURCES, INC. ANESTHESIA MANAGEMENT WEST, LLC ANESTHESIA SERVICES Of OMAHA, LLC ANESTHETIX HOLDINGS, LLC ANESTHESIA SPECIAL OPERATIONS, LLC ANTHEM ASSOCIATES, LLC BILLING MANAGEMENT, LLC BUCYRUS EMERGENCY PHYSICIANS, LLC CHILDREN’S EMERGENCY SERVICES, INC. CLINIC MANAGEMENT SERVICES, INC. CIRCLEVILLE EMERGENCY PHYSICIANS, LLC CONOVAN HEALTHCARE RECRUITMENT, LLC COSHOCTON COUNTY EMERGENCY PHYSICIANS, LLC DANIEL & YEAGER, LLC D&Y HEALTHCARE CONNECTORS, LLC DUP MANAGEMENT SERVICES, L.L.C. DHP PARENT, L.LC. ECC CHATTSWORTH DALTON MC, LLC ECC WEST TENNBSSEE MC, LLC EMERGENCY COVERAGE CORPORATION EMERGENCY MANAGEMENT MIDWEST, L.L.C. EMERGENCY PHYSICIAN ASSOCIATES, LLC EMERGENCY PROFESSIONAL SERVICES, INC. EPA OF WOODBURY, LLC ERIE EMERGENCY PHYSICIANS, LLC EXIGENCE MANAGEMENT COMPANY, INC. FAIRFIELD HOSPITALISTS, LLC FGTE HOLDINGS, LLC FINDLAY EMERGENCY PHYSICIANS, LLC FLORIDA GULF-TO-BAY ANESTHESIOLOGY ASSOCIATES, LLC FLORIDA HOSPITAL MEDICINE SERVICES, LLC GALlON EMERGENCY PHYSICIANS, LLC GCEP, LLC GRADY EMERGENCY PHYSICIANS, LLC GREATER PHOENIX EMERGENCY PHYSICIANS, LLC GREENBRIER EMERGENCY PHYSICIANS, LLC GREENVILLE EMERGENCY PHYSICIANS, LLC GREENVILLE HOSPITALISTS, LLC GULF-TO-BAY ANESTHESIOLOGY ASSOCIATES, LLC HAMILTON EMERGENCY PHYSICIANS, LLC HCF$ HEALTH CARE FINANCIAL SERVICES, LLC HEALTH CARE ALLIANCE, INC. HEALTHCARE REVENUE RECOVERY GROUP, LLC HEALTHCARE TRANSFORMATION PARTNERS, INC. HIGHLAND EMERGENCY PHYSICIANS, LLC [Signature Page to Reaffirmation)

,

PROFESSIONAL ANESTHESIA SERVICE, INC.
PSYCHIATRISTS ONLY, LLC
QUANTUM PLUS, LLC
SIDNEY EMERGENCY PHYSICIANS, INC.
SOUTHEASTERN EMERGENCY PHYSICIANS OF MEMPHIS, LLC
SOUTHEASTERN EMERGENCY PHYSICIANS, LLC
SOUTHEASTERN PHYSICIAN ASSOCIATES, LLC
SOUTHWEST FLORIDA EMERGENCY MANAGEMENT, INC.
SPECTRUM HEALTH INTERNATIONAL, INC.
SPECTRUM HEALTHCARE SERVICES, INC.
SPECTRUM HEALTHCARE RESOURCES, INC.
SPECTRUM PRIMARY CARE, INC.
TEAM ANESTHESIA HOLDINGS, LLC
TEAM ANESTHESIA, LLC
TEAMHEALTH PATIENT SAFETY ORGANIZATION, INC.
TEAM RADIOLOGY, INC.
TH-PTN, INC.
THE EMERGENCY ASSOCIATES FOR MEDICINE, LLC
THMS-ST. JOSEPH MC, LLC
THMS WEST TENNESSEE MC, LLC
THSE-MARCO URGENT CARE, LLC
THSE-SOUTH FLORIDA MC, LLC
THW EMERGENCY MANAGEMENT OF HOUSTON, LLC
WEST CENTRAL EMERGENCY PHYSICIANS, LLC
WOLVERINE ANESTHESIA CONSULTANTS, LLC
WOOD COUNTY EMERGENCY PHYSICIANS, INC.

By______________________________
Name: David Jones
Title: Treasurer

[Signature Page to Reaffirmation]

HOSPITALIST MANAGEMENT CONSULTANTS OF NEW YORK, NC. HOSP1TALIST SERVICES OF FLORIDA, NC. HOSPifALISTS MANAGEMENT OF NEW HAMPSHIRE, NC. HOSPifALISTS Of ARIZONA, NC. HOSPITALISTS OF CALIFORNIA, LLC HOSPifALISTS Of GEORGIA, NC. HOSPifALISTS OF iLLINOIS, NC. HOSPFTALIST$ OF KENTUCKY, NC. HOSPITALISTS OF MARYLAND, NC. HOSPITALISTS OF MICHIGAN, NC. HOSPITALISTS OF NEVADA, NC. HOSPITALISTS OF NORTH CAROLINA, NC. HOSPITALISTS Of OHIO, NC. HOSPffALISTS OF PENNSYLVANIA, NC. HOSPITALISTS OF SOUTH CAROLINA, NC. HOSPifALISTS OF TENNESSEE, NC. HOSPITALISTS OF TEXAS, L.P. INPATIENT CONSULTANTS OF ALABAMA, INC. INPATIENT CONSULTANTS Of DELAWARE, INC. INPATIENT CONSULTANTS OF FLORIDA, INC. INPATIENT CONSULTANTS OF MISSISSIPPI, INC. INPATIENT CONSULTANTS Of MISSOURI, NC. INPATIENT CONSULTANTS Of UTAH, NC. INPATIENT CONSULTANTS OF WYOMING, LLC [PC I{EALTHCARE, NC. [PC HOSPifALISTS OF COLORADO, NC. JPC HOSPITALISTS OF NEW MEXICO, INC. [PC MANAGEMENT CONSULTANTS OF NEW YORK, INC. [PC THE HOSPIIALIST MANAGEMENT COMPANY, LLC F By Dvd P ]ores 2016) Name: David Jones Title: Vice President and Assistant Treasurer [Signature Page to Reaffirmation]